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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3486

Mosaic Tax-Free Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2003

Mosaic Tax-Free Trust

  Mosaic Arizona Tax-Free Fund
  Mosaic Missouri Tax-Free Fund
  Mosaic Virginia Tax-Free Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Funds
www.mosaicfunds.com

Management’s Discussion of Fund Performance

The annual period ended September 30, 2003 was another positive stretch for holders of Mosaic Tax-Free Trust Funds. One-year total returns for the bond funds in Tax-Free Trust were: 2.72% for Tax-Free National; 3.17% for Tax-Free Arizona; 2.24% for Tax-Free Missouri; and 3.35% for Tax-Free Virginia. As of September 30, 2003, with Federal Reserve Rates at historic lows, Mosaic Tax-Free Money Market was yielding 0.57% (after expense waivers) on a seven-day basis. Over the same period, the Lipper General Municipal Debt Index was up 3.38%. The Lehman Municipal Index, which provides a fee-free benchmark for the industry, was up 3.89% for the year. While positive, these returns were considerably lower than the previous few annual periods, which were characterized by a deep bear market in stocks and steadily dropping interest rates. Beginning in the fall of 2002, there was a broadening anticipation of economic recovery, which put pressure on the valuation of municipal bonds, particularly in the early part of the annual period and this past July.

Not all municipal bonds weathered the period equally well. For instance, the fiscal crisis in California generally hurt valuations of bonds issued from within that state’s borders. Mosaic’s Tax-Free portfolios always have an emphasis on high-quality, investment-grade bonds, and we held no California securities during the course of this annual period.

Another source of strength in our holdings was the high percentage of non-callable bonds. Whenever possible, we opt for these bonds, which continue to yield high rates, even when the overall interest rate environment dips. Callable bonds, on the other hand, allow the issuer to reclaim the bonds when their yield appears to be high compared to current rates. To an important extent, the variance of return in our state tax-free funds represents the availability of non-callable bonds within that state.

Economic Overview

The one-year period was a strong one for stock returns, and overall cash flows showed investor movement from bonds to stocks. Expectations of economic expansion were in the air at the beginning of the fiscal year, but only more recently did indicators begin confirming these predictions. By the end of September 2003, consumer sentiment was improving, manufacturing and non-manufacturing activities were demonstrating expansion, and capital spending was growing. Corporate profit growth continued to improve through the period. A continued recovery in corporate profits is a precursor to sustained business capital spending and new job creation.

Record fiscal and monetary stimulus—including two Federal Reserve Board rate cuts during the past year—appeared to be driving the recovery. However, increased Federal spending and tax cuts have led to a large Federal budget deficit. And while these stimulative measures promote economic growth, left too long they could rekindle inflation, leading to higher interest rates. Recent weakness in the U.S. dollar is also problematic. Foreign investors, particularly in Japan and China, have been willing lenders to the U.S. to finance our large deficits. Should dollar weakness persist, attracting foreign capital may require higher interest rates.

Outlook

The condition of the labor market is vital to the economic recovery. Most labor market readings remain weak, but should begin to firm in coming months. The labor market lags the economic cycle, with employers slow to trim payrolls heading into a recession, and slow to hire in the early stages of an expansion. So far, companies have been able to meet rising demand through longer hours and better use of productive capacity. However, cost-cutting has about run its course, and employers will increasingly need to add workers to meet rising demand.

Looking forward, despite the third quarter’s jump in rates, long-term yields remain lower than they were last year when economic prospects were more tenuous. Our outlook is for continued economic improvement, fueled by record monetary and fiscal stimulus and a gradually improving labor market. Although the interest rate environment is always subject to unexpected change, we think the most likely scenario over the upcoming months is for longer maturity rates to continue their ascent from current levels, while very short interest rates remain stable.

ARIZONA FUND

Arizona continues to enjoy a strong, well-diversified service and tourism based economy. The State does not have a credit rating because it does not issue general obligation bonds. The Fund had a total return of 3.17% for the annual period and the 30-day SEC yield was 2.89% as of September 30, 2003. The Mosaic Tax-Free Arizona Fund underperformed the Lipper General Municipal Bond Index, which advanced 3.38%, and the Lehman Municipal Index, which advanced 3.89%, largely due to its maintenance of a shorter average maturity throughout the 12-month period. This defensive positioning was done in anticipation of increasing interest rates during the year. However, rates initially fell to record lows before rising towards the end of the third quarter of 2003. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture. As of September 30, 2003, the Lehman Index’s duration was 8.19 years. The duration of the portfolio was 6.19 years while the average credit quality remained at AA. Purchases made during the period included the Greater Arizona Development Authority Infrastructure Revenue Authority and the University of Arizona Certificates of Participation. Arizona ranked 16th in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic Arizona Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MISSOURI FUND

Missouri has a broad-based and diversified economy that is service-sector oriented. The State’s general obligation bonds are rated AAA. The Fund had a total return of 2.24% for the annual period and the 30-day SEC yield was 2.88% as of September 30, 2003. The Mosaic Tax-Free Missouri Fund underperformed the Lipper General Municipal Bond Index, which advanced 3.38%, and the Lehman Municipal Index, which advanced 3.89% due largely to its maintenance of a shorter average maturity throughout the 12-month period. This defensive positioning was done in anticipation of increasing interest rates during the year. However, rates initially fell to record lows before rising towards the end of the third quarter of 2003. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture. As of September 30, 2003, the Lehman Index’s duration was 8.19 years. The duration of the portfolio was 7.33 years while the average credit quality was maintained at AA. Purchases during the period included the North Kansas City School District and Lees Summit General Obligation bonds. Missouri ranked 18th in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic Missouri Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VIRGINIA FUND

The Commonwealth of Virginia maintains a AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The Fund had a total return of 3.35% for the annual period and the 30-day SEC yield was 3.24% as of September 30, 2003. The Mosaic Tax-Free Virginia Fund performed in line with the Lipper General Municipal Bond Index, which advanced 3.38%, but underperformed the Lehman Municipal Index, which advanced 3.89%, largely due to its maintenance of a shorter average maturity throughout the 12-month period. This defensive positioning was done in anticipation of increasing interest rates during the year. However, rates initially fell to record lows before rising towards the end of the third quarter of 2003. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture. As of September 30, 2003, the Lehman Index’s duration was 8.19 years. The duration of the portfolio was 7.21 years while the average credit quality was maintained at AA. Purchases during the period included Loudoun County Refunding General Obligations and the Frederick-Winchester Regional Sewer System Authority. Virginia ranked 14th in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic Virginia Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NATIONAL FUND

The National Fund had a total return of 2.72% for the annual period and the 30-day SEC yield was 2.72% as of September 30, 2003. The Mosaic Tax-Free National Fund underperformed the Lipper General Municipal Bond Index which advanced 3.38%, and the Lehman Municipal Index, which was up 3.89%, largely due to its maintenance of a shorter average maturity throughout the 12-month period. This defensive positioning was done in anticipation of increasing interest rates during the year. However, rates initially fell to record lows before rising towards the end of the third quarter of 2003. We continue to believe that the risks of higher interest rates over the near term outweigh the benefits of extending maturities and therefore maintain a shorter duration posture than the Index. As of September 30, 2003, the Lehman Index’s duration was 8.19 years. The duration of the portfolio was 6.61 years while the average credit quality was maintained at AA. Purchases made during the period included the First Florida Government Finance Authority and Redford, Michigan Unified School District General Obligation bonds. The United States and its territories has issued $287 billion in muni bonds year-to-date through the end of September which represents a 13% increase in volume over the same period last year.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic National Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MONEY MARKET

The fund continues to provide a high degree of liquidity and safety of principal. As of September 30, 2003, the fund’s seven-day yield was 0.57% after expense waivers. The average maturity of the fund stood at 38 days at the end of the annual period.

We appreciate your confidence in Mosaic Funds and reaffirm our commitment to provide you with competitive returns to meet your investment objectives.

Sincerely,

(signature)

Michael J. Peters, CFA

Vice President

Independent Auditors’ Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MOSAIC TAX-FREE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Tax-Free Trust (the "Trust"), including Arizona Fund, Missouri Fund, Virginia Fund, National Fund, and Tax-Free Money Market (collectively, the "Funds"), as of September 30, 2003, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Mosaic Tax-Free Trust as of September 30, 2003, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

(signature)

Chicago, Illinois

November 11, 2003

Arizona Fund • Portfolio of Investments
Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 102.1% of net assets
		EDUCATION: 29.6%
Aa3	AA	Maricopa County Unified School District #210 (Phoenix), 5.375%, 7/1/13	$400,000	$447,888
Aaa	AAA	Maricopa County Unified School District #41 (Gilbert), 5.8%, 7/1/14	250,000	297,405
Baa2	nr	Maricopa County, Unified School District #090 Saddle Mountain, 5%, 7/1/14	75,000	76,593
Aaa	AAA	Mohave County Elementary School District #16 (Mohave Valley) (MBIA Insured), 5.375%, 7/1/13	100,000	113,197
Aaa#	AAA	Mohave County Elementary School District #1 (Lake Havasu) (FGIC Insured), 5.9%, 7/1/15	200,000	226,766
Aaa	AAA	Pima County Unified School District #10 (Amphitheater), (FGIC Insured), 5.1%, 7/1/11	190,000	217,039
Aaa	AAA	Pima County, Arizona School District, (MBIA Insured), 5%, 7/1/09	125,000	138,705
Aaa	AAA	University of Arizona, (AMBAC Insured) 5%, 6/1/17	125,000	135,018
Aaa	AAA	University of Arizona Board of Regents, (FGIC Insured) 5.8%, 6/1/24	275,000	304,307

		GENERAL OBLIGATION: 13.7%
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	320,000	390,544
Aaa#	AAA	Scottsdale Preserve Authority Excise Tax Revenue (FGIC Insured), 5.625%, 7/1/22	225,000	245,158
Aa2	AA	Tucson Recreational Facility Improvements, 5.25%, 7/1/19	250,000	268,935

		HOSPITAL: 6.6%
Aaa#	AAA	Arizona Health Facilities Authority, Hospital Revenue (Phoenix Baptist Hospital) (MBIA Insured), 6.25%, 9/1/11	155,000	157,899
Aaa	AAA	Pima County Industrial Development Authority Revenue (Refunding Bonds), 5.625%, 4/1/14	250,000	276,917

		HOUSING: 4.2%
nr	AA	Maricopa County Industrial Development Authority, Multifamily Housing Revenue, (Pines at Camelback Apartments), 5.45%, 5/1/28	150,000	150,009
Aaa	nr	Maricopa County Industrial Development Authority, Single Family Mortgage Revenue, 4.3%, 12/1/06	120,000	126,074

		INDUSTRIAL DEVELOPMENT: 1.7%
Aaa	AAA	Phoenix Civic Improvement Corp. Excise Tax, 4.5%, 7/1/08	$100,000	$110,258

		LEASING AND OTHER FACILITIES: 22.9%
Aaa	AAA	Arizona Board of Regents Certificate Participation, (AMBAC Insured), 5.5%, 6/1/13	320,000	365,437
Baa1	nr	Arizona Tourism & Sports Authority Tax Revenue Bond, 5%, 7/1/16	100,000	102,789
A1	A	Greater Arizona Development Authority Infrastructure Revenue Bond, 4.85%, 8/1/20	300,000	302,784
Aaa	nr	Maricopa County Public Corp. Lease Revenue Bond, (AMBAC Insured), 5.5% 7/1/10	280,000	323,364
Aaa	nr	Maricopa County Stadium Revenue Bond, (AMBAC Insured), 5.25% 6/1/12	250,000	283,832
Aaa	AAA	Rio Nuevo Multipurpose Facilities, Certificate Participation, (FGIC Insured), 4.5%, 7/1/08	125,000	137,822

		POLLUTION CONTROL: 3.9%
Aaa	AAA	Navajo County Arizona Pollution Control Corporate (MBIA-IBC Insured), 5.875%, 8/15/28	250,000	256,070

		TRANSPORTATION: 10.9%
Aaa	AAA	Flagstaff Street and Highway User Revenue, Junior Lien (FGIC Insured), 5.9%, 7/1/10	500,000	589,585
Aaa	AAA	Mesa Street and Highway Revenue Bond, (FSA Insured), 4%, 7/1/14	130,000	133,375

		WATER AND SEWER: 8.6%
nr	AA	Buckeye Water and Sewer Improvements, 5.45%, 1/1/10	235,000	265,411
Aaa	AAA	Mesa Recreational, Water and Sewer Improvements (FGIC Insured), 6.5%, 7/1/10	250,000	303,905
		TOTAL INVESTMENTS (Cost $6,200,053)		$6,747,086
		CASH AND RECEIVABLES LESS LIABILITIES: (2.1%) of net assets		(142,009)
		NET ASSETS: 100%		$6,605,077

Missouri Fund • Portfolio of Investments
Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 96.6% of net assets

		EDUCATION: 32.9%
Aaa	AAA	Jackson County Reorg School District #7, Lees Summit, (FSA Insured), 5.25%, 3/1/14	$300,000	$337,026
Aa2	nr	Jefferson County School District, 6.7%, 3/1/11	200,000	240,698
Aaa	AAA	Kansas City School District Building (FGIC Insured), 5%, 2/1/14	150,000	154,645
Aaa	AAA	Mehlville School District R-9, Certificate Participation, (FSA Insured), 5%, 9/1/19	300,000	318,822
nr	AA+	Normandy School District General Obligation, 5.4%, 3/1/18	325,000	348,381
Aa1	AA+	North Kansas City School District, 4.25%, 3/1/16	300,000	305,352
Aa1	AA+	Platte County School District Park Hill, 5.5%, 3/1/14	300,000	325,557
Aaa	AAA	St. Louis Board of Education, 5.5%, 4/1/10	275,000	318,282
Aaa	AAA	St. Louis County Pattonville R-3 School District (FGIC Insured), 5.75%, 3/1/16	200,000	229,470

		GENERAL OBLIGATION: 14.5%
Aa2	nr	Lees Summit, 4.7%, 4/1/21	325,000	329,976
Aaa	AAA	Missouri State (Fourth State Building), 5.75%, 8/1/19	200,000	224,746
Baa1	A-	Puerto Rico Commonwealth Public Improvement, 6.5%, 7/1/14	480,000	585,816

		HOSPITAL: 1.6%
Aa2	AA+	Missouri State Certificate Participation, Rehabilitation Center, 6%, 11/1/15	115,000	124,240

		HOUSING: 7.3%
nr	AAA#	St. Louis County Mortgage Revenue (AMT), 5.65%, 2/1/20	500,000	570,960

		LEASING AND OTHER FACILITIES: 31.9%
A1	nr	Greene County Certificate Participation, 5.25%, 7/1/11	$300,000	$336,060
Aa3	nr	Jackson County Missouri, Public Building Corp. Leasehold Revenue, 5.1%, 11/1/12	200,000	219,672
Aaa	AAA	Missouri Development Financial Board Cultural Facilities Revenue Bond, (MBIA Insured), 5.25%, 12/1/17	350,000	383,506
Baa1	BBB+	Missouri Development Financial Board Infrastructure Facilities Revenue Bond, 4.3%, 12/1/12	225,000	225,497
Aa1	AA+	Missouri State Board Public Buildings, 4.0%, 12/1/10	75,000	79,998
Aaa	AAA	Springfield Public Building Corp. Leasehold Revenue Bond, 5.8%, 6/1/13	275,000	319,902
Aa3	nr	Springfield Public Building Corp. Leasehold Revenue Bond, 4.7%, 5/1/12	175,000	188,625
Aaa	nr	St Louis Municipal Finance Corporation, Leasehold Revenue Bond (AMBAC Insured), 5.75%, 2/15/17	300,000	343,017
Aaa	AAA	St Louis Parking Facilities Revenue (MBIA Insured), 5.375%, 12/15/21	375,000	407,456

		POLLUTION CONTROL REVENUE: 3.1%
A1	A+	St Louis Industrial Development Authority Pollution Control Revenue, 6.65%, 5/1/16	200,000	246,606

		TRANSPORTATION: 3.4%
Aa2	AA	Missouri State Highway & Transportation, Street & Road Revenue, 5.25%, 2/1/20	250,000	267,370

		WATER AND SEWER: 1.9%
Aaa	nr	Jefferson County Public Water Supply District Number C-1 (AMBAC Insured), 5.25%, 12/1/16	130,000	144,888
		TOTAL INVESTMENTS (Cost $6,917,291)		$7,576,568
		CASH AND RECEIVABLES LESS LIABILITIES: 3.4% of net assets		264,194
		NET ASSETS: 100%		$7,840,762

Virginia Fund • Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		LONG TERM MUNICIPAL BONDS: 98.4% of net assets

		EDUCATION: 6.7%
A2	nr	Loudoun County Industrial Development Authority, University Facilities Revenue (George Washington University), 6.25%, 5/15/22	$500,000	$506,815
nr	A	Roanoke County Industrial Development Authority, (Hollins College), 5.25%, 3/15/23	900,000	935,361
Aa2	AA	Virginia College Building Authority, Educational Facilities Revenue (Washington And Lee University), 5.75%, 1/1/14	20,000	20,602
A1	AA-	Virginia State Universities, University Revenue (Virginia Commonwealth University), 5.75%, 5/1/15	500,000	540,300

		GENERAL OBLIGATION: 26.2%
Aaa	AAA	Alexandria, 5%, 1/1/16	200,000	224,984
Aaa	AAA	Arlington County, 5%, 2/1/19	250,000	264,753
Aaa	AAA	Culpepper County, 6%, 1/15/21	500,000	595,775
Aaa	AAA	Fairfax County, 4.5%, 6/1/12	500,000	533,095
A2	A	Henry County, 6%, 7/15/14	500,000	529,575
Aaa	AAA	Leesburg, (AMBAC Insured), 5.6%, 6/1/15	500,000	547,625
Aa1	AA+	Loudoun County, 5.25%, 5/1/13	750,000	848,287
Aa1	AA+	Loudoun County, 5%, 10/1/13	500,000	564,145
Aa3	AA	Lynchburg, 5.7%, 6/1/25	1,170,000	1,266,373
A1	nr	Prince George County, 4.5%, 8/1/12	400,000	430,764
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	1,115,000	1,360,802
Aa1	AA+	Virginia Beach, 5%, 3/1/12	540,000	604,697

		HOSPITAL: 18.1%
A2	nr	Arlington County Industrial Development Authority, Hospital Facilities Revenue Bond, 5.5%, 7/1/15	$1,225,000	$1,313,776
Aaa#	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (FGIC Insured) (Prerefunded 10/1/04 @ 101), 6.375%, 10/1/14	350,000	372,397
Aaa	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (AMBAC Insured) 5%, 10/1/10	250,000	281,502
A3	nr	Fredericksburg Industrial Development Authority Hospital Facilities Revenue, 5%, 8/15/08	450,000	491,305
Aaa	AAA	Fredericksburg Industrial Development Authority Hospital Facilities Revenue, 5.25%, 6/15/16	800,000	867,464
Aaa	AAA	Hanover County Industrial Development Authority, Revenue Bon Secours Health System (MBIA Insured), 6%, 8/15/10	640,000	758,758
Aaa#	nr	Prince William County Industrial Development Authority, Hospital Revenue, (Prerefunded 10/1/05 @ 102), 6.85%, 10/1/25	85,000	96,279
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Carilion Health Systems) (MBIA Insured), 5.5%, 7/1/16	500,000	567,885
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Roanoke Memorial Hospitals) (MBIA Insured), 6.125%, 7/1/17	500,000	612,660

		HOUSING: 8.8%
nr	AAA	Fairfax County Redevelopment & Housing Authority, Multi-Family Housing Revenue (Castel Lani Project) (FHA Insured), 5.5%, 4/1/28	425,000	437,372
nr	A#	Prince William County Industrial Development Authority, Multi-Family Housing Revenue, 5.35%, 7/1/23	830,000	836,366
nr	AAA	Suffolk Redevelopment & Housing Authority, Multi-Family Housing Revenue, 5.6%, 2/1/33	1,250,000	1,346,725

		INDUSTRIAL DEVELOPMENT: 7.1%
Aaa	nr	Fairfax County Economic Development Authority (National Wildlife Assoc.), 5.25%, 9/1/19	1,000,000	1,089,080
Baa3	nr	Peninsula Ports Authority Coal Terminal Revenue, 7.375%, 6/1/20	1,000,000	1,010,000

		LEASING AND OTHER FACILITIES: 9.2%
Aa1	AA+	Fairfax County Economic Development Authority, Lease Revenue, 5.5%, 5/15/18	$500,000	$520,920
Aaa	AAA	Portsmouth Industrial Development Authority Revenue, Hotel Conference Center & Parking, 5.125%, 4/1/17	1,000,000	1,082,070
Aaa	nr	Richmond Industrial Development Authority Government Facilities, 5%, 7/15/13	1,000,000	1,125,070

		MUNICIPAL OTHER: 11.1%
Aaa	AAA	Southeastern Public Service Authority Revenue, 5%, 7/1/15	1,000,000	1,126,940
Aaa	AAA	Southwest Regional Jail Authority Revenue, (MBIA Insured), 4.5% 9/1/10	1,000,000	1,100,190
Aa1	AA+	Virginia State Public Building Authority, Public Facilities Revenue, 5%, 8/01/18	1,000,000	1,058,300

		TRANSPORTATION: 1.3%
Aaa	AAA	Richmond Metropolitan Authority Expressway Revenue, (FGIC Insured), 5.25%, 7/15/12	350,000	398,794

		WATER & WASTE: 9.9%
Aaa	AAA	Frederick Regional Sewer System Revenue, (AMBAC), 5%, 10/1/15	570,000	641,256
Aaa	AAA	Henry County Water & Sewer Revenue, (FSA Insured), 5.25%, 11/15/13	700,000	804,867
Aaa	AAA	Stafford County Water & Sewer Revenue, (FSA Insured), 4.5%, 6/1/11	335,000	365,083
Aaa	AAA	Upper Occoquan Sewer, Regional Sewer Revenue, (MBIA Insured), 5.15%, 7/1/20	1,000,000	1,127,530
		TOTAL INVESTMENTS (Cost $27,493,755)		$29,206,542
		CASH AND RECEIVABLES LESS LIABILITIES: 1.6% of net assets		474,327
		NET ASSETS: 100%		$29,680,869

National Fund • Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P

		LONG TERM MUNICIPAL BONDS: 98.0% of net assets

		ARIZONA: 5.2%
Aaa	AAA	Rio Nuevo Multipurpose Facilities, Certificate Participation, (FGIC Insured), 4.5%, 7/1/08	$1,100,000	$1,212,838

		FLORIDA: 10.5%
Aaa	nr	First Florida Government Community Revenue Bond, (AMBAC Insured), 5.5%, 7/1/16	1,000,000	1,163,800
Aaa	AAA	Palm Beach County Solid Waste Authority Revenue Bond, (AMBAC Insured), 6%, 10/1/10	1,100,000	1,306,811

		ILLINOIS: 10.5%
Aaa	nr	Grundy County School District #054, General Obligation, (AMBAC Insured), 8.35%, 12/1/07	720,000	900,662
Aaa	AAA	Regional Illinois Transportation Authority, Transit Revenue (AMBAC Insured), 7.2%, 11/1/20	300,000	404,913
Aaa	AAA	University of Illinois Certificates, Utility Infrastructure Projects (MBIA Insured), 5.75%, 8/15/09	1,000,000	1,167,970

		INDIANA: 2.7%
Aaa	AAA	Indiana Bond Bank, 5.75%, 8/1/13	550,000	635,151

		IOWA: 4.6%
nr	A	Davenport Community School District, School Improvements, 4.6%, 7/1/09	1,000,000	1,091,530

		KANSAS: 3.7%
Aa2	AA+	Kansas State Department of Transportation, Hwy Revenue, 6.125%, 9/1/09	740,000	880,267

		MARYLAND: 3.2%
Aa1	AA+	Anne Arundel County, Solid Waste Projects (AMT), 5.5%, 9/1/16	$100,000	$109,419
Aaa	AAA	Baltimore Auto Parking Revenue (FGIC Insured), 5.9%, 7/1/09	75,000	88,343
Aa3	AA-	Baltimore, Port Facilities Revenue (Consolidated Coal Sales), 6.5%, 10/1/11	100,000	102,338
Aa2	AA	Frederick County, 5.1%, 12/1/17	75,000	81,386
Aaa	AAA	Maryland State, 5%, 7/15/11	50,000	56,060
Aaa#	AAA	Maryland State Transportation Authority Transportation Facilities Project Revenue, 6.8%, 7/1/16	100,000	122,179
nr	AA+	Montgomery County Revenue Authority, Lease Revenue (Human Services Headquarters), 5.6%, 8/1/14	100,000	110,587
A2	nr	Northeast Waste Disposal Authority, Solid Waste Revenue Bond, 5.8%, 7/1/04	70,000	72,186

		MASSACHUSETTS: 5.4%
Aa2	AA	Massachusetts Bay Transportation Authority, Transit Revenue, 7%, 3/1/14	1,000,000	1,266,350

		MICHIGAN: 1.9%
Aaa	AAA	Redford United School District, (AMBAC Insured), 5%, 5/1/22	410,000	442,616

		MINNESOTA: 0.9%
Aa1	AA+	Minnesota State Housing Finance Agency, Housing Revenue (Single-Family Mortgage) (AMT), 6.25%, 7/1/26	210,000	217,633

		MISSISSIPPI: 5.8%
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 7.75%, 2/1/14	500,000	667,375
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 8.5%, 2/1/13	500,000	693,585

		MISSOURI: 4.8%
Aa1	AA+	Missouri State Health & Educational Facilities Authority Revenue Bond, 5%, 11/1/09	1,000,000	1,135,910

		NORTH DAKOTA: 2.3%
Baa1	nr	Grand Forks Health Care Systems Revenue Bond, 7.125%, 8/15/24	$500,000	$547,545

		PENNSYLVANIA: 5.5%
Aaa	AAA	Lehigh County General Obligation (Lehigh Valley Hospital) (MBIA Insured), 7%, 7/1/16	1,000,000	1,293,670

		PUERTO RICO: 0.4%
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	85,000	103,738

		SOUTH CAROLINA: 0.9%
Aaa#	AAA	Piedmont Municipal Power Agency Electrical Revenue (FGIC Insured), 6.5%, 1/1/16	145,000	180,612

		TENNESSEE: 3.4%
Aa1	nr	Williamson County, 5.5%, 9/1/14	695,000	806,450

		TEXAS: 17.0%
Aaa	AAA	Lower Colorado River Authority, Utility Revenue, (AMBAC Insured), 6%, 1/1/17	305,000	370,743
Aaa	AAA	North Forest Independent School District, 6%, 8/15/11	1,050,000	1,246,571
nr	AA	Red River Educational Finance Revenue Bond, 5.75%, 5/15/15	1,000,000	1,143,250
Aaa#	AAA	Texas Public Building Authority, Building Revenue (MBIA Insured), 7.125%, 8/1/11	1,000,000	1,224,540

		VIRGINIA: 7.8%
A3	nr	Fredericksburg Industrial Development Authority Hospital Facilities Revenue, 5%, 8/15/08	175,000	191,063
Aaa	AAA	Hanover County Industrial Development Authority Hospital (Bon Secours Health Systems) (MBIA Insured), 6%, 8/15/10	500,000	592,780
Aa1	AA+	Virginia Commonwealth Transportation Board, 4.5%, 4/1/18	1,000,000	1,027,000

		WASHINGTON: 1.5%
Aaa	AAA	King County School District #415 Kent, (FSA Insured), 5.5%, 6/1/16	300,000	348,894

		TOTAL LONG TERM MUNICIPAL BONDS
		(Cost $20,996,112)		$23,006,765

		SHORT TERM MUNICIPAL BONDS: 0.2% of net assets

VMIG1/Aaa	AAA	Palm Beach County Florida Water & Sewer Revenue Bond, 1.2%, 10/1/11^ (Cost $50,000)	$50,000	$50,000

		TOTAL INVESTMENTS (Cost $21,046,112)		$23,056,765

		CASH AND RECEIVABLES LESS LIABILITIES: 1.8% of net assets		432,357

		NET ASSETS: 100%		$23,489,122

Money Market • Portfolio of Investments
Credit Rating*			Principal Amount	Value
Moody’s	S&P
		SHORT TERM MUNICIPAL SECURITIES: 94.1% of net assets

		FLORIDA: 11.3%
VMIG1/Aa2	nr	Eustis Florida Health Facilities Authority Revenue, Waterman Medical Center, 1.1%, 12/1/15^	$265,000	$265,000
Aaa	AAA	Florida Div. Board Financial Dept. of General Services, 4.5%, 7/1/05	165,000	170,979
VMIG1/Aaa	AAA	Palm Beach County Florida Water & Sewer Revenue Bond, 1.2%, 10/1/11^	100,000	100,000

		GEORGIA: 8.4%
VMIG1/Aaa	A1+/AAA	Atlanta Water and Wastewater Revenue (FSA) (SPA-Dexia Credit Local) 1.2%, 11/1/41^	200,000	200,000
nr	A1/A	Fulton County Georgia Residential Care Facilities (LOC-Rabobank Nederland), 1.2%, 1/1/18^	200,000	200,000

		KENTUCKY: 6.3%
VMIG1/Aa2	nr	Ashland Pollution Control Revenue (Ashland Oil Inc.) (LOC-Suntrust Bank Nashville), 1%, 4/1/09^	300,000	300,000

		MINNESOTA: 4.0%
VMIG1/Aaa	A1+/AAA	Minneapolis & St Paul Housing and Redevelopment Authority Health Care Systems, 1.2%, 8/15/25^	190,000	190,000

		MISSISSIPPI: 4.2%
P1/Aa2	nr	Jackson County Pollution Control Revenue Bond, 1.2%, 6/1/23^	200,000	200,000

		MISSOURI: 4.2%
nr	A1+/AA+	Missouri State Health & Educational Facilities Authority Revenue Bond, 1.2%, 6/1/26^	200,000	200,000

		NEW MEXICO: 4.2%
P-1	A1/AA	Farmington Pollution Control Revenue, 1.2%, 5/1/24^	200,000	200,000

		NEW YORK: 3.6%
Aaa	AAA	New York State Government Assistance Corp. (MBIA Insured) (IBC GO of Corp) (Prerefunded 4/1/04 @ 100), 5%, 4/1/23	$165,000	$168,128

		NORTH CAROLINA: 16.9%
VMIG1/Aa1	A1/AAA	Greensboro, General Obligation (SPA- Wachovia Bank of NC), 1.05%, 4/1/07^	300,000	300,000
VMIG1/Aaa	A1/AAA	North Carolina Medical Care Commission, Hospital Revenue (Pooled Equipment Project) (MBIA Insured), 1.05%, 12/1/25^	300,000	300,000
nr	A1/A+	North Carolina Medical Care Commission, Retirement Facilities Revenue (Aldersgate Project) (LOC-Branch Banking & Trust), 1.15%, 1/1/31^	200,000	200,000

		PENNSYLVANIA: 6.5%
Aaa	AAA	Gettysburg Municipal Authority College Project Revenue Bond, (Prerefunded 8/15/04 @ 102), 6.5%, 8/15/09	100,000	106,600
VMIG1	nr	Pennsylvania Higher Educational Facilities Authority Revenue Bond, 2.5%, 11/25/03	200,000	200,340

		TENNESSEE: 5.8%
VMIG1/Aaa	A1+/AAA	Metropolitan Nashville Airport Authority Revenue (FGIC Insured) (LOC-Societe Generale), 1.05%, 7/1/19 ^	275,000	275,000

		TEXAS: 9.1%
Aaa	AAA	Eanes Independent School District, 5.75%, 8/1/09	125,000	129,771
VMIG1/Aa2	A1/A+	Port Development Corporation, Marine Terminal Revenue (Stolt Terminal) (LOC-Canadian Imperial Bank), 1.10%, 1/15/14^	300,000	300,000

		WASHINGTON: 5.4%
VMIG1/A3	nr	Washington State Housing Finance Commission, Housing Revenue (Panorama City Project) (LOC-Key Bank Of Washington), 1.20%, 1/1/27^	100,000	100,000
VMIG1/Aa2	nr	Washington State Housing Finance Commission, Non-Profit Housing Revenue, 1.23%, 8/1/19^	155,000	155,000

		WYOMING: 4.2%
VMIG1/Aa2	nr	Uinta County Pollution Control Revenue, 1.20%, 12/1/22^	$200,000	$200,000

		TOTAL INVESTMENTS (Cost $4,460,818)+		$4,460,818

		CASH AND RECEIVABLES LESS LIABILITIES: 5.9% of net assets		279,061

		NET ASSETS: 100%		$4,739,879

Notes to Portfolios of Investments:

  ^ Security has a variable coupon rate and/or is subject to a demand feature before final maturity. Coupon rate as of September 30, 2003.
  # Refunded or escrowed to maturity
  AMBAC American Municipal Bond Assurance Corporation
  AMT Subject to Alternative Minimum Tax
  FGIC Financial Guaranty Insurance Company
  FHA Federal Housing Administration
  FSA Federal Security Assistance
  GNMA Government National Mortgage Association
  LOC Letter of Credit
  MBIA Municipal Bond Investors Assurance Corporation
  Moody’s Moody’s Investors Service, Inc.
  nr Not rated
  PSF Permanent School Fund
  S&P Standard & Poor’s Corporation

* Credit ratings are unaudited

+ Aggregate cost for federal income tax purposes as of September 30, 2003.

Statements of Assets and Liabilities
	Arizona Fund	Missouri Fund	Virginia Fund	National Fund	Money Market
ASSETS
Investments, at value (Note 1)
mInvestment securities	$6,747,086	$7,576,568	$29,206,542	$23,006,765	$--
mShort term securities	--	--	--	50,000	4,460,818
mTotal investments*	6,747,086	7,576,568	29,206,542	23,056,765	4,460,818
Cash	82,296	494,246	109,708	166,226	263,995
Receivables
mInterest	87,791	80,355	377,224	286,545	15,056
mCapital shares sold	--	--	--	--	17
Total assets	6,917,173	8,151,169	29,693,474	23,509,536	4,739,886
LIABILITIES
Payables
mInvestment securities purchased	296,919	305,423	--	--	--
mDividends	5,515	4,619	8,105	6,678	7
mCapital shares redeemed	9,662	365	4,500	13,736	--
Total Liabilities	312,096	310,407	12,605	20,414	7
NET ASSETS (Note 5)	$6,605,077	$7,840,762	$29,680,869	$23,489,122	$4,739,879
CAPITAL SHARES OUTSTANDING	602,645	707,422	2,460,470	2,051,167	4,740,696
NET ASSET VALUE PER SHARE	$0(0010.96	$000,11.08	$0000,12.06	$0 00,11.45	$0000,1.00
*INVESTMENT SECURITIES, AT COST	$6,200,053	$6,917,291	$27,493,755	$21,046,112	$4,460,818

Statements of Operations

For the year ended September 30, 2003

	Arizona Fund	Missouri Fund	Virginia Fund	National Fund	Money Market
INVESTMENT INCOME (Note 1)
Interest income	$295,210	$367,732	$1,418,386	$1,053,260	$55,922
EXPENSES (Notes 2 and 3)
Investment advisory fees	40,320	48,784	187,165	148,315	24,737
Service agreement fees	30,966	35,905	116,791	104,414	17,795
Expenses waived	--	--	--	--	(14,961)
Total expenses	71,286	84,689	303,956	252,729	27,571
NET INVESTMENT INCOME	223,924	283,043	1,114,430	800,531	28,351
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,504)	90,168	322,133	232,568	--
Change in net unrealized appreciation (depreciation) of investments	(29,725)	(215,557)	(434,157)	(411,304)	--
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(31,229)	(125,389)	(112,024)	(178,736)	--
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$192,695	$157,654	$1,002,406	$621,795	$28,351

Statements of Changes in Net Assets

For the year ended September 30:
	Arizona Fund		Missouri Fund		Virginia Fund
	2003	2002	2003	2002	2003	2002
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$223,924	$247,713	$283,043	$309,921	$1,114,430	$1,182,860
Net realized gain (loss)on investments	(1,504)	27,750	90,168	28,681	322,133	178,807
Net unrealized appreciation (depreciation) on investments	(29,725)	203,733	(215,557)	364,338	(434,157)	924,856
Total increase in net assets resulting from operations	192,695	479,196	157,654	702,940	1,002,406	2,286,523
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(223,924)	(247,713)	(283,043)	(309,921)	(1,114,430)	(1,182,860)
From net capital gains	--	--	--	--	(117,232)	--
Total distributions	(223,924)	(247,713)	(283,043)	(309,921)	(1,231,662)	(1,182,860)
CAPITAL SHARE TRANSACTIONS (Note 7)	(164,632)	(313,084)	(602,951)	233,232	(170,024)	(770,108)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(195,861)	(81,601)	(728,340)	626,251	(399,280)	333,555
NET ASSETS
Beginning of year	$6,800,938	$6,882,539	$8,569,102	$7,942,851	$30,080,149	$29,746,594
End of year	$6,605,077	$6,800,938	$7,840,762	$8,569,102	$29,680,869	$30,080,149

	National Fund		Money Market
	2003	2002	2003	2002
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 800,531	$ 880,637	$ 28,351	$ 42,909
Net realized gain on investments	232,568	344,059	--	--
Net unrealized appreciation (depreciation) of investments	(411,304)	864,307	--	--
Total increase in net assets resulting from operations	621,795	2,089,003	28,351	42,909
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(800,531)	(880,637)	(28,351)	(43,669)
From net capital gains	--	--	--	--
Total distributions	(800,531)	(880,637)	(28,351)	(43,669)
CAPITAL SHARE TRANSACTIONS (Note 7)	(606,280)	(1,351,644)	(311,210)	(42,967)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(785,016)	(143,278)	(311,210)	(43,727)
NET ASSETS
Beginning of year	$24,274,138	$24,417,416	$5,051,089	$5,094,816
End of year	$23,489,122	$24,274,138	$4,739,879	$5,051,089

Financial Highlights

Selected data for a share outstanding for the periods indicated.

ARIZONA FUND

	Year Ended September 30,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$11.00	$10.63	$10.06	$10.03	$10.74
Investment operations:
Net investment income	0.38	0.39	0.42	0.45	0.44
Net realized and unrealized gain (loss) on investments	(0.04)	0.37	0.57	0.03	(0.71)
Total from investment operations	0.34	0.76	0.99	0.48	(0.27)
Less distributions from net investment income	(0.38)	(0.39)	(0.42)	(0.45)	(0.44)
Net asset value, end of year	$10.96	$11.00	$10.63	$10.06	$10.03
Total return (%)	3.17	7.37	10.01	4.93	(2.57)
Ratios and supplemental data
Net assets, end of year (in thousands)	$6,605	$6,801	$6,883	$6,451	$7,175
Ratio of expenses to average net assets (%)	1.11	1.11	1.10	1.12	1.12
Ratio of net investment income to average net assets (%)	3.47	3.69	4.01	4.53	4.23
Portfolio turnover (%)	.5	.15	.20	.29	.37

MISSOURI FUND
	Year Ended September 30,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$11.24	$10.72	$10.17	$10.12	$10.87
Investment operations:
Net investment income	0.40	0.41	0.43	0.44	0.44
Net realized and unrealized gain (loss) on investments	(0.16)	0.52	0.55	0.05	(0.75)
Total from investment operations	0.24	0.93	.98	0.49	(0.31)
Less distributions from net investment income	(0.40)	(0.41)	(0.43)	(0.44)	(0.44)
Net asset value, end of year	$11.08	$11.24	$10.72	$10.17	$10.12
Total return (%)	2.24	8.96	9.79	5.03	(2.95)
Ratios and supplemental data
Net assets, end of year (in thousands)	$7,841	$8,569	$7,943	$7,321	$7,686
Ratio of expenses to average net assets (%)	1.09	1.08	1.08	1.09	1.10
Ratio of net investment income to average net assets (%)	3.63	3.85	4.06	4.43	4.15
Portfolio turnover (%)	.17	.21	.16	.26	.17

VIRGINIA FUND

	Year Ended September 30,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$12.16	$11.70	$11.14	$11.13	$11.93
Investment operations:
Net investment income	0.45	0.48	0.49	0.50	0.49
Net realized and unrealized gain (loss) on investments	(0.05)	0.46	0.56	0.01	(0.80)
Total from investment operations	0.40	0.94	1.05	0.51	(0.31)
Less distribution from:
net investment income	(0.45)	(0.48)	(0.49)	(0.50)	(0.49)
net capital gains	(0.05)	.--	.--	.--	.--
Total distributions	(0.50)	(0.48)	(0.49)	(0.50)	(0.49)
Net asset value, end of year	$12.06	$12.16	$11.70	$11.14	$11.13
Total return (%)	3.35	8.22	9.62	4.78	(2.69)
Ratios and supplemental data
Net assets, end of year (in thousands)	$29,681	$30,080	$29,747	$28,526	$30,229
Ratio of expenses to average net assets (%)	1.01	1.01	1.01	1.02	1.02
Ratio of net investment income to average net assets (%)	3.72	4.05	4.26	4.60	4.22
Portfolio turnover (%)	.31	.27	.38	. 24.27

NATIONAL FUND
	Year Ended September 30,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$11.53	$10.97	$10.43	$10.30	$11.00
Investment operations:
Net investment income	0.38	0.41	0.49	0.42	0.42
Net realized and unrealized gain (loss) on investments	(0.08)	0.56	0.54	0.13	(0.70)
Total from investment operations	0.30	0.97	1.03	0.55	(0.28)
Less distribution from net investment income	(0.38)	(0.41)	(0.49)	(0.42)	(0.42)
Net asset value, end of year	$11.45	$11.53	$10.97	$10.43	$10.30
Total return (%)	2.72	9.08	10.03	5.53	(2.67)
Ratios and supplemental data
Net assets, end of year (in thousands)	$23,489	$24,274	$24,417	$21,951	$28,838
Ratio of expenses to average net assets (%)	1.07	1.07	1.06	1.07	1.07
Ratio of net investment income to average net assets (%)	3.37	3.70	4.48	4.15	3.87
Portfolio turnover (%)	.21	.56	.53	.78	.35

MONEY MARKET
	Year Ended September 30,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.03	0.03	0.02
Less distribution from net investment income	(0.01)	(0.01)	(0.03)	(0.03)	(0.02)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.58	0.86	2.72	3.06	2.49
Ratios and supplemental data
Net assets, end of year (in thousands)	$4,740	$5,051	$5,095	$4,866	$6,818
Ratio of expenses to average net assets before fee waiver (%)	0.86	0.86	0.86	0.86	0.86
Ratio of expenses to average net assets after fee waiver[1] (%)	0.56	0.76	0.76	0.76	0.77
Ratio of net investment income to average net assets before fee waiver (%)	0.27	0.75	2.58	2.91	2.37
Ratio of net investment income to average net assets after fee waiver[1] (%)	0.57	v0.85	2.68	3.01	2.46

1See Notes 2 and 3 to the Financial Statements.

Notes to Financial Statements

For the year ended September 30, 2003

1. Summary of Significant Accounting Policies.Mosaic Tax-Free Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains five separate funds (described in the following sentences and defined as the "Funds") which invest principally in securities exempt from federal income taxes, commonly known as "municipal" securities. The Arizona, Missouri and Virginia Funds (the "State Funds") invest solely in securities exempt from both federal and state income taxes in their respective states. The National Fund invests in securities exempt from federal taxes. The National Fund and the State Funds invest in intermediate and long-term securities. The Tax-Free Money Market invests in short-term securities. Because the Trust is 100% no-load, the shares of each fund are offered and redeemed at the net asset value per share.

Securities Valuation: The State and National Funds value securities having maturities of 60 days or less at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available are valued at the mean between their bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees. The Money Market uses the amortized cost method of valuation whereby portfolio securities are valued at acquisi-tion cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Net invest-ment income, determined as gross invest--ment income less total expenses, is declared as a regular dividend monthly for the State and National Funds and daily for the Money Market. Dividends are distributed to share-holders or reinvested in additional shares as of the close of business at the end of each month. Capital gain distributions, if any, are declared and paid annually at year-end. Additional distributions may be made if necessary. Distributions paid during the years ended September 30, 2003 and 2002 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal Income Taxes. As of September 30, 2003, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Arizona Fund
September 30, 2008	$22,638
September 30, 2011	1,504

Expiration Date	Missouri Fund
September 30, 2008	$71,053

Expiration Date	National Fund
September 30, 2008	$160,551

Expiration Date	Money Market
September 30, 2007	$ 9
September 30, 2008	751

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified. In the Tax-Free Arizona Fund and Tax-Free National Fund, permanent differences relating to expired capital loss carryovers totaling $202,304 and $618,019, respectively were reclassified from accumulated undistributed net realized losses to paid in capital.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the State and National Funds and 0.5% per annum of the average net assets of the Money Market. The fees are accrued daily and are paid monthly. Effective December 9, 2002, the Advisor irrevocably waived 0.25% of this fee for the Money Market fund totaling $10,019 for the year ended September 30, 2003. This waiver may end at any time.

3. Service Agreement Fees. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.48% for the Arizona Fund, 0.46% for the Missouri Fund, 0.39% for the Virginia Fund, 0.44% for the National Fund and 0.36% for the Money Market. During the years ended September 30, 2003, 2002, 2001, 2000 and 1999, the Advisor irrevocably waived $4,942, $5,036, $5,006, $6,075, and $6,062, respectively of this fee for the Money Market. This waiver may end at any time.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

4. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of September 30, 2003:

	Arizona Fund	Missouri Fund
Aggregate Cost	$6,200,053	$6,917,291
Gross unrealized appreciation	547,033	659,277
Gross unrealized depreciation	--)	--
Net unrealized appreciation	$ 547,033)	$ 659,277

	Virginia Fund	National Fund

Aggregate Cost	$27,493,755)	$21,046,112
Gross unrealized appreciation	1,717,939)	2,050,552
Gross unrealized depreciation	(5,152)	(39,899)
Net unrealized appreciation	$1,712,787	$2,010,653

5. Net Assets. At September 30, 2003, net assets included the following:

	Arizona Fund	Missouri Fund
Paid in capital	$6,082,186	$7,252,538
Accumulated net realized losses	(24,142)	(71,053)
Net unrealized appreciation on investments	547,033	659,277
Total Net Assets	$6,605,077	$7,840,762
	Virginia Fund	National Fund
Paid in capital	$27,645,949)	$21,639,020
Accumulated net realized gains (losses)	322,133	(160,551)
Net unrealized appreciation on investments	1,712,787	2,010,653
Total Net Assets	$29,680,869	$23,489,122
Money Market
Paid in capital	$4,740,639
Accumulated net realized losses	(760)
Total Net Assets	$4,739,879

6. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2003, were as follows:

	Purchases	Sales
Arizona Fund	$ 604,029	$ 298,000
Missouri Fund	1,178,085	1,865,314
Virginia Fund	8,622,788	8,788,835
National Fund	4,546,936	5,036,954
Money Market	--	--

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended September 30,
Arizona Fund	2003	2002
In Dollars
Shares sold	$ 441,441	$ 526,148
Shares issued in reinvestment of dividends	162,775	184,798
Total shares issued	604,216	710,946
Shares redeemed	(768,848)	(1,024,030)
Net decrease	$(164,632)	$(313,084)
In Shares
Shares sold	40,876	49,142
Shares issued in reinvestment of dividends	14,975	17,398
Total shares issued	55,851	66,540
Shares redeemed	(71,281)	(96,133)
Net decrease	(15,430)	(29,593)
	Year Ended September 30,
Missouri Fund	2003	2002
In Dollars
Shares sold	$ 183,604	$ 529,230
Shares issued in reinvestment of dividends	223,156	249,809
Total shares issued	406,760	779,039
Shares redeemed	(1,009,711)	(545,807)
Net increase (decrease)	$(602,951)	$ 233,232
In Shares
Shares sold	16,654	49,223
Shares issued in reinvestment of dividends	20,316	23,240
Total shares issued	36,970	72,463
Shares redeemed	(92,033)	(50,957)
Net increase (decrease)	(55,063)	21,506
	Year Ended September 30,
Virginia Fund	2003	2002
In Dollars
Shares sold	$3,139,443	$2,726,222
Shares issued in reinvestment of dividends	1,121,658	1,075,387
Total shares issued	4,261,101	3,801,609
Shares redeemed	(4,431,125)	(4,571,717)
Net decrease	$(170,024)	$(770,108)
In Shares
Shares sold	261,864	232,752
Shares issued in reinvestment of dividends	93,984	91,649
Total shares issued	355,848	324,401
Shares redeemed	(369,794)	(391,517)
Net decrease	(13,946)	(67,116)
	Year Ended September 30,
National Fund	2003	2002
In Dollars
Shares sold	$4,033,258	$3,654,029
Shares issued in reinvestment of dividends	717,333	791,858
Total shares issued	4,750,591	4,445,887
Shares redeemed	(5,356,871)	(5,797,531)
Net decrease	$(606,280)	$(1,351,644)
In Shares
Shares sold	355,713	332,628
Shares issued in reinvestment of dividends	63,288	72,095
Total shares issued	419,001	404,723
Shares redeemed	(472,860)	(526,348)
Net decrease	(53,859)	(121,625)
	Year Ended September 30,
Money Market	2003	2002
In Dollars & Shares
Shares sold	$1,320,767	$1,351,168
Shares issued in reinvestment of dividends	27,815	42,728
Total shares issued	1,348,582	1,393,896
Shares redeemed	(1,659,792)	(1,436,863)
Net decrease	(311,210)	$ (42,967)

8. Subsequent Event. On October 20, 2003, the Board of Trustees approved a resolution to recommend to the shareholders of Tax-Free Money Market to approve its liquidation. As a result, Tax-Free Money Market will be closed to new investors and additional investments effective November 15, 2003.

Management Information
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 13 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 13 Mosaic Funds	None
Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 13 Mosaic Funds, but does not serve as Trustee of Mosaic Equity Trust	None
Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 13 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 13 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during their taxable year ended September 30, 2003. The Funds designated 100% of each of their income distributions as tax-exempt income distributions.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning next year, the Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

Change of Independent Auditors. In October 2003, the Board of Trustees decided that, effective for the fiscal year beginning October 1, 2003, for matters relating to such fiscal years, the firm of Grant Thornton, LLP shall serve as the certifying accountant for the Trust, replacing Deloitte & Touche LLP at the conclusion of its engagement certifying the financial statements for the Trust’s fiscal year ended September 30, 2003 and attendant matters related to fiscal years ended prior to September 30, 2004. For the Trust’s last two fiscal years, Deloitte & Touche LLP has not issued to the Trust an adverse opinion or a disclaimer of opinion, or qualified or modified an opinion as to uncertainty, audit scope, or accounting principles. There has been no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. There have been no events listed in paragraphs (a)(1)(v)(A) through (D) of 17 CFR 229.304(a)(1).

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the period covered by this report and was not subsequently amended. The Trust granted no waivers from the code during the period covered by this report. Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, The Trust’s Board of Trustees elected Philip Blake, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Note that audit fees are paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are not paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended September 30, 2002 and 2003, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $98,900 and $92,500.  Of these amounts, approximately $37,300 and $35,577, respectively, was attributable to the registrant and the remainder attributable to audit services provided to other Mosaic Funds registrants.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

Item 10. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Tax-Free Trust

By: (signature)

W. Richard Mason, Secretary

Date: November 12, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: November 12, 2003

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: November 12, 2003